COLONIAL TAX-MANAGED GROWTH FUND ANNUAL REPORT

Managed by Stein Roe & Farnham, Inc.
October 31, 1997



                     ---------------------------------
                      Not FDIC      May Lose Value
                      Insured       No Bank Guarantee
                     ---------------------------------

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                  COLONIAL TAX-MANAGED GROWTH FUND HIGHLIGHTS

                      DECEMBER 30, 1996 - OCTOBER 31, 1997

INVESTMENT OBJECTIVE: Colonial Tax-Managed Growth Fund seeks to maximize long-term capital growth while reducing shareholder exposure to taxes.

THE FUND IS DESIGNED TO OFFER:
 o Premier growth management
 o A sensitivity to taxes
 o The potential for attractive returns before and after taxes

PORTFOLIO MANAGER COMMENTARY: "Since the Fund's inception on December 30, 1996, performance has been managed to meet the Fund's investment objective of growth and tax efficiency. The portfolio has generated attractive returns while distributing no capital gains to shareholders."
                                                -- Mel Hughes and Steve Berman

                  COLONIAL TAX-MANAGED GROWTH FUND PERFORMANCE

                              CLASS A        CLASS B             CLASS C(1)
Inception date                12/30/96       12/30/96            12/30/96

Since inception total          19.44%         18.65%              18.65%
returns, assuming
reinvestment of all
distributions and no
sales charge or contingent
deferred sales
charge (CDSC)

Since inception total          12.58%         13.65%              17.65%
returns, assuming
public offering price (POP)
and CDSC(2)

Net asset value per          $ 12.04        $ 11.96             $ 11.96
share on 10/31/97


TOP FIVE HOLDINGS (as of 10/31/97)(3)     TOP FIVE SECTORS (as of 10/31/97)(4)
-------------------------------------     ------------------------------------
1. Cisco Systems, Inc. .. 3.1%            1. Consumer Non-cyclical ...... 20.4%
2. Service Corp. Intl. .. 3.1%            2. Financial .................. 20.2%
3. L.M. Ericsson ........ 2.9%            3. Consumer Cyclical .......... 16.4%
4. Home Depot, Inc. ..... 2.8%            4. Technology ................. 14.4%
5. Wal-Mart ............. 2.7%            5. Industrial ................. 14.3%


(1) On July 1, 1997, Class D shares were redesignated Class C shares.
(2) POP returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charge of 5% and 1%, respectively, for Class B and Class C shares. Past performance cannot predict future results. Returns and value will fluctuate, resulting in a gain or loss on sale.
(3) Holdings are calculated as a percentage of total net assets. Sectors are calculated as a percentage of total equity investments. The sector classifications used on this page are based upon Stein Roe's defined criteria.
    Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.
(4) Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget.

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                                       2
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                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

I am pleased to present the first annual report for
Colonial Tax-Managed Growth Fund. This report offers
information on the investment environment and
discusses the Fund's performance since it commenced
operations in December 1996.                                [PHOTO HERE]

The Fund generated competitive returns during the period since its inception despite being launched in a challenging environment. We entered the stock market as it was climbing to a record high in mid-February. We saw market leadership shift from a small number of large, multinational
"blue chip" stocks to a broader selection of mid- and small-cap stocks by mid-year. The market experienced a seemingly endless string of record highs, followed by the largest one day decline in history. Despite the market's ups and downs, the Fund's management team was able to invest in quality companies with long-term growth potential. Furthermore, the portfolio's tax-managed strategy was able to turn much of the market's volatility to shareholders' advantage as selected transactions generated tax losses that were used to offset current and future capital gains. As a result, the Fund did not realize any net capital gains during the period.

We are optimistic that growth stocks will continue to provide attractive growth potential. The Taxpayer Relief Act of 1997 increased the importance of tax efficiency for many investors by reducing the capital gains tax rate on securities held longer than 18 months to a maximum of 20%. This compares favorably with the maximum capital gains rates on securities held between 12-18 months of 28% and the short-term gains rate on securities held under 12 months of 39.6%. The widening of the gap between short- and long-term capital gains rates significantly increases the appeal of tax-efficient equity investments. Effective February 28, 1998, Colonial Tax-Managed Growth Fund will be renamed Stein Roe Advisor Tax-Managed Growth Fund. This new name will not, in any way, affect the fund's objective or management style, but will more clearly reflect Stein Roe's position as a premier growth manager. The following report will provide you with specific information on your Fund's performance as well as an in-depth report from your portfolio management team. Thank you for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Harold W. Cogger
Harold W. Cogger
President
December 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.
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                                       3
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                           PORTFOLIO MANAGEMENT REPORT

[photos Hughes           MEL HUGHES and STEVE BERMAN are senior equity
 & Berman]               analysts at Stein Roe & Farnham, Inc., and members
                         of the nine-person investment management team for Colonial Tax-Managed Growth Fund.

GENERALLY FAVORABLE INVESTMENT ENVIRONMENT PRESENTED OPPORTUNITIES
The U.S. stock market rose substantially during the Fund's first ten months of operation. During the first half of the period, much of the market's performance was concentrated in a small number of large-cap, multinational "blue chip" stocks. Diversified funds, such as Colonial Tax-Managed Growth Fund, generally had their assets invested in a much larger universe of stocks, including smaller company stocks. This narrow market leadership limited the performance of diversified funds. However, during the second half of the period, market leadership shifted and performance was driven by a broader array of stocks. The Fund benefited from this shift as many of its small- and mid-cap growth stock holdings realized attractive capital appreciation.

The second half of the period was also more volatile as valuations increased and stocks sold at higher multiples of future earnings growth. The market became more sensitive to heightened investor anxiety causing stock prices to move up and down more sharply. Because the Fund takes a long-term investment approach, such short-term market volatility did not affect our strategy. We do not sell into temporary market volatility unless the fundamental investment case for the stock has changed. Rather, we used stock market weakness as an opportunity to add to our positions in selected stocks which we want to own over the long term.

QUALITY GROWTH STOCK INVESTMENTS CONTRIBUTE TO PERFORMANCE
We consider a number of factors when making our investment decisions. We seek out companies that have a leading competitive position in their industry, are gaining market share and have superior management teams. A large number of stocks in the portfolio have these characteristics, including Home Depot, which returned nearly 70% during the period. Home Depot pioneered the concept of home improvement warehouse stores and is a leader in the home improvement industry. The company is gaining market share as a result of its superior merchandising and service, and its management is among the best in the retail sector. Significant new store expansion combined with good productivity gains in existing stores lead us to believe that the company should continue to have exceptional sales and earnings growth.

The Fund's focus on quality growth stocks along with good market conditions contributed to the Fund's total return since inception of 19.44% for Class A
--------------------------------------------------------------------------------
                                       4
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shares, based on net asset value. Like most diversified growth funds, Colonial
Tax-Managed Growth Fund fell short of the S&P 500 Index which generated a total return of 25.31% for the same period. Going forward, we believe our active management style will add value in an increasingly volatile market.

TAX-MANAGED STRATEGIES SUCCESSFUL TO DATE
The Fund did not realize any net capital gains for the period. We accomplished this, in part, because of our growth-oriented, long-term investment strategy. This approach limits portfolio turnover, including selling stocks -- an action that generates taxable gains distributions for shareholders. In accordance with our strategy, we sold stocks for only one of two reasons. First, we sold a stock if its fundamentals or valuation changed and it no longer fit our investment strategies. Second, we sold for tax management reasons. For example, we sold an otherwise attractive stock if it declined in price below the cost at which we purchased it initially. We did this so we could replace it with another stock offering with similar or greater appreciation potential. This second strategy used market volatility to the Fund's advantage -- we were able to sell stocks selectively to realize capital losses that could offset current or future capital gains. However, this tax management strategy was only employed in situations where after-tax advantages could be generated without significantly diminishing overall pre-tax returns.

During the period both strategies were employed. One example was the sale of Idexx Labs, a leading manufacturer of veterinarian diagnostic equipment whose stock suffered from a deteriorating earnings outlook. This fundamental change led us to conclude that the stock no longer met our criteria for sustainable growth, so we sold it at a loss. We used this loss to offset capital gains on other stocks. Another example was a sale of one financial service company at a loss, and the purchase of another with equal or better upside potential.

POSITIVE INVESTMENT OUTLOOK
We expect that over the next six to twelve months, the economy will continue to expand along with corporate earnings growth. We think that the overall market environment will continue to be positive for stocks, although with smaller relative gains and continuing price volatility.

We believe that the Fund is well positioned for such an environment and we intend to remain fully invested. We expect that the market will favor the Fund's growth orientation, as expected slowing profit growth shifts investors' attention to these companies which are able to sustain attractive earnings gains on an absolute and relative basis. Shareholders should continue to benefit from the Fund's tax efficiency as we pursue our objective of long-term capital growth before and after taxes.
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                                       5
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                      COLONIAL TAX-MANAGED GROWTH FUND VS.
                        THE STANDARD & POOR'S 500 INDEX
              Change in Value of $10,000 from 12/31/96 - 10/31/97
                      CLASS A SHARES BASED ON NAV AND POP

CUMULATIVE TOTAL RETURNS*
Inception 12/30/96      NAV      POP
SINCE INCEPTION        23.51%   16.41%

[graphic omitted]
CTMGF Class A
As of Date              NAV       POP     S&P500 Index

12/31/96               10000      9425       10000
                       10428      9829       10624
                       10269      9678       10708
                        9711      9153       10269
                       10000      9425       10881
                       10767     10148       11546
                       11285     10636       12060
                       12181     11481       13019
                       11643     10974       12290
                       12400     11687       12963
10/31/97               11992     11302       12531


                  CLASS B SHARES BASED ON NAV AND MAXIMUM CDSC

CUMULATIVE TOTAL RETURNS*
Inception 12/30/96      NAV     w/CDSC
SINCE INCEPTION        22.82%   17.82%

[graphic omitted]
CTMGF Class B
As of Date              NAV       POP     S&P500 Index

12/31/96               10000     10000       10000
                       10429     10429       10624
                       10269     10269       10708
                        9701      9701       10269
                        9990      9990       10881
                       10748     10748       11546
                       11256     11256       12060
                       12144     12144       13019
                       11595     11595       12290
                       12343     12343       12963
10/31/97               11924     11424       12531


                     CLASS C SHARES BASED ON NAV AND W/CDSC

CUMULATIVE TOTAL RETURNS*
Inception 12/30/96      NAV     w/CDSC
SINCE INCEPTION        22.72%   21.72%

[graphic omitted]
CTMGF Class C
As of Date              NAV       POP     S&P500 Index

12/31/96               10000     10000       10000
                       10429     10429       10624
                       10269     10269       10708
                        9701      9701       10269
                        9990      9990       10881
                       10748     10748       11546
                       11256     11256       12060
                       12134     12134       13019
                       11585     11585       12290
                       12333     12333       12963
10/31/97               11924     11824       12531



*Cumulative total returns are as of 9/30/97, the most recent quarter end.

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of U.S. stock market securities. Unlike mutual funds, indexes do not incur fees or charges, and it is not possible to invest in an index.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charges of 5.75% for Class A. The CDSC returns reflect charges of: 5% since inception for Class B and 1% since inception for Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
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                                       6
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                              INVESTMENT PORTFOLIO
                        OCTOBER 31, 1997 (IN THOUSANDS)


COMMON STOCKS - 93.4%                       COUNTRY      SHARES        VALUE
-----------------------------------------------------------------------------
CONSTRUCTION - 0.2%
 HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION
 Fluor Corp.                                                  4   $      146
                                                                 ------------

 .............................................................................
FINANCE, INSURANCE & REAL ESTATE - 21.3%
 DEPOSITORY INSTITUTIONS - 9.3%
 Banc One Corp.                                              27        1,407
 BankAmerica Corp.                                           23        1,637
 Chase Manhattan Corp.                                       13        1,500
 Citicorp                                                    12        1,488
                                                                 ------------
                                                                       6,032
                                                                 ------------

 INSURANCE CARRIERS - 9.7%
 Allstate Corp.                                              21        1,742
 Nationwide Financial Services, Class A                      51        1,561
 United Healthcare Corp.                                     33        1,528
 Washington Mutual, Inc.                                     21        1,430
                                                                 ------------
                                                                       6,261
                                                                 ------------

 NONDEPOSITORY CREDIT INSTITUTIONS - 2.3%
 Federal National Mortgage Association                       30        1,458
                                                                 ------------

 .............................................................................
MANUFACTURING - 47.0%
 CHEMICALS & ALLIED PRODUCTS - 14.8%
 Betzdearborn, Inc.                                          27        1,738
 Ecolab, Inc.                                                34        1,636
 Eli Lilly & Co.                                             20        1,351
 Monsanto Co.                                                32        1,381
 Novartis ADR                             Sw                 17        1,326
 Procter & Gamble Co.                                        11          768
 SmithKline Beecham - Sponsored ADR       UK                 28        1,329
 Solutia, Inc.                                                4           81
                                                                 ------------
                                                                       9,610
                                                                 ------------

 COMMUNICATIONS EQUIPMENT - 5.2%
 Motorola, Inc.                                              25        1,538
 Telefonakteibolaget L.M. Ericsson ADR    Sw                 42        1,859
                                                                 ------------
                                                                       3,397
                                                                 ------------

 ELECTRICAL INDUSTRIAL EQUIPMENT - 1.1%
 General Electric Co.                                        11          684
                                                                 ------------
                                       7
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                        Investment Portfolio/October 31, 1997
-----------------------------------------------------------------------------
MANUFACTURING - CONT.                     COUNTRY        SHARES        VALUE
-----------------------------------------------------------------------------
 ELECTRONIC COMPONENTS - 3.3%
 Analog Devices, Inc.                                        40      $ 1,219
 Intel Corp.                                                 12          940
                                                                 ------------
                                                                       2,159
                                                                 ------------

 FOOD & KINDRED PRODUCTS - 4.6%
 Nabisco Holdings Corp.                                      34        1,415
 Philip Morris Co., Inc.                                     40        1,577
                                                                 ------------
                                                                       2,992
                                                                 ------------

 FURNITURE & FIXTURES - 2.4%
 Lear Corp.                                                  33        1,562
                                                                 ------------

 LIGHTING EQUIPMENT - 2.4%
 Hubbell, Inc., Class B                                      35        1,542
                                                                 ------------

 MACHINERY & COMPUTER EQUIPMENT - 7.4%
 Baker Hughes, Inc.                                          31        1,410
 Cisco Systems, Inc. (a)                                     25        2,018
 U.S. Filter Corp. (a)                                       33        1,340
                                                                 ------------
                                                                       4,768
                                                                 ------------

 MEASURING & ANALYZING INSTRUMENTS - 4.0%
 Emerson Electric Co.                                        12          624
 Medtronic, Inc.                                             26        1,144
 Westinghouse Electric Corp.                                 32          841
                                                                 ------------
                                                                       2,609
                                                                 ------------

 PETROLEUM REFINING - 1.8%
 Mobil Corp.                                                 16        1,158
                                                                 ------------

 .............................................................................
MINING & ENERGY - 2.0%
 CRUDE PETROLEUM & NATURAL GAS
 United Meridian Corp. (a)                                   38        1,273
                                                                 ------------

 .............................................................................
RETAIL TRADE - 7.7%
 BUILDING, HARDWARE & GARDEN SUPPLY  - 2.8%
 Home Depot, Inc.                                            32        1,788
                                                                 ------------

 GENERAL MERCHANDISE STORES - 4.9%
 Dollar General Corp.                                        43        1,405
 Wal-Mart Stores, Inc.                                       50        1,767
                                                                 ------------
                                                                       3,172
                                                                 ------------

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                        Investment Portfolio/October 31, 1997
-----------------------------------------------------------------------------
SERVICES - 8.1%
 AMUSEMENT & RECREATION - 1.8%
 Allen Telecom, Inc. (a)                                     62      $ 1,165
                                                                 ------------

 BUSINESS SERVICES - 1.3%
 CUC International, Inc. (a)                                 30          870
                                                                 ------------

 HOTELS, CAMPS & LODGING - 1.9%
 Hospitality Franchise Systems, Inc. (a)                     17        1,198
                                                                 ------------

 PERSONAL SERVICES - 3.1%
 Service Corp. International                                 66        2,012
                                                                 ------------

 .............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 6.9%
 COMMUNICATIONS - 4.5%
 Clear Channel Communications, Inc. (a)                      20        1,294
 Worldcom, Inc.                                              47        1,594
                                                                 ------------
                                                                       2,888
                                                                 ------------

 RAILROAD - 2.3%
 Wisconsin Central Transportation Corp.                      49        1,516
                                                                 ------------

 TRANSPORTATION SERVICES - 0.1%
 Avis Rent a Car, Inc.                                        2           63
                                                                 ------------

 .............................................................................
WHOLESALE TRADE - 0.2%
 NONDURABLE GOODS
 Gillette Co.                                                 1          125
                                                                 ------------

TOTAL COMMON STOCKS (cost of $55,631)(b)                              60,448
                                                                 ------------

SHORT-TERM OBLIGATIONS - 2.7%                               PAR
-----------------------------------------------------------------------------
 Repurchase agreement with Greenwich Capital Markets, Inc.,
 dated 10/31/97 due 11/03/97 at 5.625% collateralized
 by U.S. Treasury notes with various maturities
 to 2016, market value $1,830 (repurchase proceeds
 $1,783)                                                $ 1,782        1,782
                                                                 ------------

OTHER ASSETS & LIABILITIES, NET - 3.9%                                 2,498
-----------------------------------------------------------------------------

NET ASSETS - 100%                                                   $ 64,728
                                                                 ============

                        Investment Portfolio/October 31, 1997
-----------------------------------------------------------------------------
 (a) Non-income producing.
 (b) Cost for federal income tax purposes is $55,650.

 Summary of Securities by Country          Country         Value   % of Total
 -----------------------------------------------------------------------------
 United States                                          $ 55,934         92.5
 Sweden                                    Sw              3,185          5.3
 United Kingdom                            UK              1,329          2.2
                                                                  ------------
                                                     ------------
                                                        $ 60,448        100.0
                                                     ============ ============

 Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.



  Acronym                                      Name
  -------                                      ----
    ADR                            American Depositary Receipt


See notes to financial statements.

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                       STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1997

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $55,631)                          $ 60,448
Short-term obligations                                          1,782
                                                          ------------
                                                               62,230
Receivable for:
  Investments sold                               $ 2,619
  Fund shares sold                                 1,521
  Dividends                                          154
  Expense reimbursement due
   from Adviser/Administrator                         73
Other                                                  3        4,370
                                           -------------- ------------
    Total Assets                                               66,600

LIABILITIES
Payable for:
  Investments purchased                            1,615
  Fund shares repurchased                            121
Accrued:
  Management fee                                      30
  Distribution fee - Class B                          23
  Distribution fee - Class C                           3
  Distribution fee - Class H                           1
  Administration fee                                  21
  Service fee                                         13
  Transfer agent fee                                  13
  Bookkeeping fee                                      3
Other                                                 29
                                           --------------
    Total Liabilities                                           1,872
                                                          ------------

NET ASSETS                                                   $ 64,728
                                                          ============

Net asset value & redemption price per share -
Class A ($17,142/1,424)                                      $  12.04
                                                          ============

Maximum offering price per share - Class A
($12.04/0.9425)                                              $  12.77 (a)
                                                          ============

(a) On sales of $50,000 or more the offering price is reduced.

Continued on next page.




See notes to financial statements.

                   STATEMENT OF ASSETS & LIABILITIES - CONT.

Net asset value & offering price per share -
Class B ($38,452/3,215)                                      $  11.96 (b)
                                                          ============

Net asset value & offering price per share -
Class C ($5,923/495)                                         $  11.96 (b)
                                                          ============

Net asset value & redemption price per share -
Class E ($346/29)                                            $  12.02
                                                          ============

Maximum offering price per share - Class E
($12.02/0.9500)                                              $  12.65 (a)
                                                          ============

Net asset value & offering price per share -
Class F ($421/35)                                            $  11.97 (b)
                                                          ============

Net asset value & redemption price
per share - Class G ($1,288/107)                             $  12.04
                                                          ============

Maximum offering price per share - Class G
($12.04/0.9550)                                              $  12.61 (a)
                                                          ============

Net asset value & offering price per share -
Class H ($1,156/97)                                          $  11.96 (b)
                                                          ============

COMPOSITION OF NET ASSETS
Capital paid in                                              $ 60,489
Accumulated net realized loss                                    (578)
Net unrealized appreciation                                     4,817
                                                          ------------
                                                             $ 64,728
                                                          ============



(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                         STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDED OCTOBER 31, 1997 (a)

(in thousands)
INVESTMENT INCOME
Dividends                                                       $ 381
Interest                                                           80
                                                          ------------
      Total Investment Income (net of nonrebatable
      foreign taxes withheld at source which
      amounted to $3)                                             461

EXPENSES
Management fee                                     $ 142
Administration fee                                    96
Service fee                                           58
Distribution fee - Class B                           105
Distribution fee - Class C                            13
Distribution fee - Class E                           (b)
Distribution fee - Class F                             2
Distribution fee - Class G                             1
Distribution fee - Class H                             3
Transfer agent fee                                    65
Bookkeeping fee                                       24
Trustees fee                                           2
Custodian fee                                         14
Audit fee                                              3
Legal fee                                              8
Registration fee                                     177
Reports to shareholders                                7
Other                                                  5
                                           --------------
                                                     725
Fees and expenses waived or borne
  by the Adviser/Administrator                      (239)         486
                                           -------------- ------------
       Net Investment Loss                                        (25)
                                                          ------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                   (578)
Change in net unrealized appreciation
  during the period                                4,810
                                           --------------
       Net Gain                                                 4,232
                                                          ------------
Increase in Net Assets from Operations                        $ 4,207
                                                          ============

(a)  The Fund commenced investment operations on December 16, 1996.
     The activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.
(b)  Rounds to less than one.


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Period ended
(in thousands)                              October 31
                                           --------------
INCREASE (DECREASE) IN NET ASSETS            1997 (A)
Operations:
Net investment loss                                $ (25)
Net realized loss                                   (578)
Net unrealized appreciation                        4,810
                                           --------------
    Net Increase from Operations                   4,207
                                           --------------
Fund Share Transactions: (b)
Receipts for shares sold - Class A                16,100
Cost of shares repurchased - Class A                (615)
                                           --------------
                                                  15,485
                                           --------------
Receipts for shares sold - Class B                36,603
Cost of shares repurchased - Class B                (747)
                                           --------------
                                                  35,856
                                           --------------
Receipts for shares sold - Class C                 5,703
Cost of shares repurchased - Class C                 (90)
                                           --------------
                                                   5,613
                                           --------------
Receipts for shares sold - Class E                   224
                                           --------------
Receipts for shares sold - Class F                   277
                                           --------------
Receipts for shares sold - Class G                 1,067
                                           --------------
Receipts for shares sold - Class H                   991
                                           --------------
    Net Increase from Fund Share
     Transactions                                 59,513
                                           --------------
        Total Increase                            63,720
NET ASSETS
Beginning of period                                1,008
                                           --------------
End of period (net of accumulated net
  investment loss of $0)                        $ 64,728
                                           ==============
NUMBER OF FUND SHARES
Sold - Class A                                     1,437
Repurchased - Class A                                (53)
                                           --------------
                                                   1,384
                                           --------------
Sold - Class B                                     3,269
Repurchased - Class B                                (64)
                                           --------------
                                                   3,205
                                           --------------
Sold - Class C                                       493
Repurchased - Class C                                 (8)
                                           --------------
                                                     485
                                           --------------
Sold - Class E                                        19
                                           --------------
Sold - Class F                                        25
                                           --------------
Sold - Class G                                        97
                                           --------------
Sold - Class H                                        87
                                           --------------
(a)  The Fund commenced investment operations on December 16, 1996.
     The activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.
(b) Effective July 1, 1997, Class D shares were redesignated Class C shares. See notes to financial statements.

                     NOTES TO FINANCIAL STATEMENTS
                           OCTOBER 31, 1997

NOTE 1.  ACCOUNTING POLICIES
 ........................................................................
ORGANIZATION: Colonial Tax-Managed Growth Fund (the Fund), a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to maximize long-term capital growth while reducing shareholder exposure to taxes. The Fund may issue an unlimited number of shares. The Fund offers seven classes of shares: Class A, Class B, Class C Class E, Class F, Class G and Class H. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were redesignated Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee. Class E, Class F, Class G and Class H shares are trust shares. Class E and Class G shares are sold with a front-end sales charge and are subject to an annual distribution fee and Class F and Class H shares are subject to an annual distribution fee and a contingent deferred sales charge. Class F and Class H shares will convert to Class E and Class G shares, respectively, after they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The activity reflected in these financial statements is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission through the period ended October 31, 1997. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

              Notes to Financial Statements/October 31, 1997
--------------------------------------------------------------------------
NOTE 1.  ACCOUNTING POLICIES - CONT.
 ........................................................................
Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than applicable 12b-1 fees) (see Note 2: Underwriting discounts, service and distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. Net investment income per share data reflects the distribution fee per share where applicable.

Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee where applicable.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ..........................................................................
MANAGEMENT FEE: Stein Roe & Farnham, Inc. (the Adviser) is the the investment Adviser of the Fund and receives a monthly fee equal to 0.60% annually of the Fund's average daily net assets.

ADMINISTRATION FEE: Colonial Management Associates, Inc. (the Administrator), an affiliate of the Adviser, provides accounting and other services for a monthly fee equal to 0.40% annually of the Fund's average daily net assets.

              Notes to Financial Statements/October 31, 1997
--------------------------------------------------------------------------

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee will be reduced by .0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc., (the Distributor), an affiliate of the Administrator, is the Fund's principal underwriter. For the period ended October 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $69,316 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $25,095, $371, none and none on Class B, Class C, Class F and Class H share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B, Class C, Class F and Class H shares; 0.10% of the average net assets attributable to Class E shares; and up to 0.25% of average net assets attributable to Class G shares. The actual fee with respect to Class G shares will be 0.10% on Class G assets attributable to shares outstanding for less than five years and 0.25% on Class G assets attributable to shares outstanding five years or more.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the first $100 million of the Fund's average net assets and 1.50% annually thereafter.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

              Notes to Financial Statements/October 31, 1997
--------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
 ........................................................................
INVESTMENT ACTIVITY: During the period December 30, 1996 through October 31, 1997, purchases and sales of investments, other than short-term obligations, were $68,900,597 and $13,644,649, respectively.

Unrealized appreciation (depreciation) at October 31, 1997, based on cost of investments for federal income tax purposes was

                 Gross unrealized appreciation   $    6,561,081
                 Gross unrealized depreciation       (1,762,709)
                                                   -------------
                    Net unrealized appreciation  $    4,798,372
                                                   =============

CAPITAL LOSS CARRYFORWARDS: At October 31, 1997, capital loss carry-forwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                             Capital loss
                 expiration                            carryforward
                 -----------                          ---------------
                     2005                                $ 559,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  OTHER OPERATIONAL AND CAPITAL ACTIVITY
 ........................................................................
For the period December 16, 1996 through December 30, 1996, the Fund had net investment income of $1,054 and unrealized appreciation of $6,829. The following is a summary of capital activity from December 16, 1996 through December 30, 1996.

                                                              Shares
Receipts for shares sold - Class A       $  400,000           40,000
Receipts for shares sold - Class B       $  100,000           10,000
Receipts for shares sold - Class C       $  100,000           10,000
Receipts for shares sold - Class E       $  100,000           10,000
Receipts for shares sold - Class F       $  100,000           10,000
Receipts for shares sold - Class G       $  100,000           10,000
Receipts for shares sold - Class H       $  100,000           10,000

NOTE 5.  LINE OF CREDIT
 ........................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the period ended October 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout the period is as follows:

                                                Period ended October 31
                                    -------------------------------------------------
                                                        1997 (B)
                                    Class A      Class B     Class C (c)   Class E
                                    ---------    ---------   -----------   ----------
 Net asset value -
    Beginning of period             $ 10.080     $ 10.080     $ 10.080      $ 10.080
                                    ---------    ---------   ----------    ----------

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(loss) (a)(d)    0.040       (0.032)      (0.032)        0.030
 Net realized and
   unrealized gain (d)                 1.920        1.912        1.912         1.910
                                    ---------    ---------   ----------    ----------
    Total from Investment
       Operations                      1.960        1.880        1.880         1.940
                                    ---------    ---------   ----------    ----------
 Net asset value -
    End of period                   $ 12.040     $ 11.960     $ 11.960      $ 12.020
                                    =========    =========   ==========    ==========
 Total return (e)(f)(g)                19.44%       18.65%       18.65%        19.25%
                                    =========    =========   ==========    ==========

 RATIOS TO AVERAGE NET ASSETS
 Expenses (h)(i)                        1.50%        2.25%        2.25%         1.60%
 Net investment income(loss) (h)(i)     0.39%      (0.36)%      (0.36)%         0.29%
 Fees and expenses
   waived or borne by the
   Adviser/Administrator (h)(i)         0.98%        0.98%        0.98%         0.98%
 Portfolio turnover (g)                   51%          51%          51%           51%
 Average commission rate            $ 0.0564     $ 0.0564     $ 0.0564      $ 0.0564
 Net assets at end
   of period (000)                  $ 17,142     $ 38,452     $  5,923      $    346


 (a) Net of fees and expenses waived or borne by the Adviser/Administrator
     which amounted to:             $  0.096     $  0.096     $  0.096      $  0.096
 (b) The Fund commenced investment operations on December 16, 1996.  The activity shown is from the effective date of registration (December 30, 1996)
     with the Securities and Exchange Commission.
 (c) Effective July 1, 1997, Class D shares were redesignated Class C shares.
 (d) Per share data was calculated using average shares outstanding during the period.
 (e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
 (f) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
 (g) Not annualized.
 (h) The benefits derived from custody credits and directed brokerage arrange-
     ments had no impact.
 (i) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.



                                                 Period ended October 31
                                    ------------------------------------------
                                                      1997 (B)
                                     Class F        Class G         Class H
                                    ----------     ----------      -----------
Net asset value -
   Beginning of period               $ 10.080       $ 10.080         $ 10.080
                                    ----------     ----------      -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(loss) (a)(d)     (0.032)         0.030           (0.032)
Net realized and
  unrealized gain (d)                   1.922          1.930            1.912
                                    ----------     ----------      -----------
   Total from Investment
      Operations                        1.890          1.960            1.880
                                    ----------     ----------      -----------
Net asset value -
   End of period                     $ 11.970       $ 12.040         $ 11.960
                                    ==========     ==========      ===========
Total return (e)(f)(g)                 18.75%         19.44%           18.65%
                                    ==========     ==========      ===========

RATIOS TO AVERAGE NET ASSETS
Expenses (h)(i)                         2.25%          1.60%            2.25%
Net investment income(loss)(h)(i)     (0.36)%          0.29%          (0.36)%
Fees and expenses
  waived or borne by the
  Adviser/Administrator (h)(i)          0.98%          0.98%            0.98%
Portfolio turnover (g)                    51%            51%              51%
Average commission rate              $ 0.0564       $ 0.0564         $ 0.0564
Net assets at end
  of period (000)                       $ 421        $ 1,288          $ 1,156



                                      $ 0.096        $ 0.096          $ 0.096

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS OF
COLONIAL TAX-MANAGED GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Tax-Managed Growth Fund (a series of Colonial Trust I) at October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period from December 30, 1996 (effective date of registration) through October 31, 1997 in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
December 10, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Tax-Managed Growth Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Tax-Managed Growth Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Tax-Managed Growth Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

--------------------------------------------------------------------------------
                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


[Liberty Logo] LIBERTY FINANCIAL INVESTMENTS, INC. (copyright)1997
               Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds
               One Financial Center, Boston, MA 02111-2621

                                                      MG-02/399E-1097    (12/97)
--------------------------------------------------------------------------------